                                                                   EXHIBIT 10.17

                         WAIVER AND SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS WAIVER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Waiver and Amendment"), dated as of April 24, 2003, is entered into by and among Fleet Capital Corporation, as Administrative Agent (the "Administrative Agent"), Fleet Capital Canada Corporation, as Canadian Agent (the "Canadian Agent"), the Lenders and Canadian Participating Lenders party to the Loan Agreement (as defined below), Celadon Group, Inc., a Delaware corporation ("CGI"), Celadon Trucking Services, Inc., a New Jersey corporation ("CTSI"), TruckersB2B, Inc., a Delaware corporation ("TB2B"), and Celadon Canada, Inc., an Ontario corporation ("CCI" and together with CGI, CTSI and TB2B, collectively, the "Borrowers"), with reference to the following facts:

                                    RECITALS

                  A. The Administrative Agent, the Canadian Agent, the Lenders, the Canadian Participating Lenders and the Borrowers are parties to the Loan and Security Agreement, dated as of September 26, 2002, as amended by the Waiver and First Amendment to Loan and Security Agreement, dated as of January 31, 2003 (collectively, the "Loan Agreement"), pursuant to which the Lenders have provided the Borrowers with certain credit facilities.

                  B.       The Borrowers currently are in default under Section
10.1.3 of the Loan Agreement given the Borrowers' breach of each of the following provisions of the Loan Agreement:

                           (i)      Section 5.2.2 of the Loan Agreement, due to
the Borrowers' failure to notify the Administrative Agent of their establishment of the following two new deposit accounts with Key Bank, National Association: account no. 19-099-3-50202-9, as to which CTSI is the account party; and account no. 19-099-3-50201-1, as to which TB2B is the account party; and

                           (ii)     Section 8.2.8 of the Loan Agreement, due to
the failure of the Borrowers to comply with the maximum unfinanced Capital Expenditures limit of $1,000,000 as of March 31, 2003 during the fiscal year of CGI ending June 30, 2003.

(The foregoing breaches of the Loan Agreement hereinafter are referred to collectively as the "Existing Events of Default".)

                  C. The Borrowers have requested that the Lenders waive each of the Existing Events of Default and amend the maximum annual unfinanced

Capital Expenditures covenant set forth in Section 8.2.8 of the Loan Agreement and the maximum operating lease obligations and Capital Lease Obligations covenant set forth in Section 8.2.9 of the Loan Agreement.

                  D. The Lenders are willing to grant such accommodations to the Borrower on the terms and conditions set forth below.

                  NOW, THEREFORE, the parties hereby agree as follows:

         1. Defined Terms. Any and all initially capitalized terms used in this Waiver and Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

         2. Waiver of Existing Events of Default. The Lenders hereby waive each of the Existing Events of Default. Such waiver by the Lenders shall constitute a waiver of only the Existing Events of Default and not a waiver of any future breach of any provision of the Loan Agreement or any other Loan Document.

         3. Amendment to Capital Expenditures Covenant. Section 8.2.8 of the Loan Agreement is hereby amended by deleting the reference therein to "$1,000,000" and substituting therefor a reference to "$3,000,000".

         4. Amendment to Operating Leases and Capitalized Lease Obligation Covenant. Section 8.2.9 of the Loan Agreement is hereby amended by: (a) deleting the reference to "$45,000,000" set forth in clause (i) thereof and substituting therefor a reference to "$43,000,000"; (b) deleting the reference to "$50,000,000" set forth in clause (ii) thereof and substituting therefor a reference to "$48,000,000"; and (c) deleting the reference to "$55,000,000" set forth in clause (iii) thereof and substituting therefor a reference to "$53,000,000".

         5. Amendment Fee. In consideration of the agreement of the Lenders to amend the Loan Agreement as set forth in this Amendment, on the effective date of this Amendment, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one-time amendment fee in the amount of $10,000 (the "Amendment Fee"). The Borrowers acknowledge and agree that the Administrative Agent shall effect payment of the Amendment Fee by charging the full amount thereof to the Borrower's Domestic Loan Account.

         6. Conditions Precedent. The effectiveness of this Waiver and Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (a) Waiver and Amendment. The Administrative Agent shall have received this Waiver and Amendment, duly executed by the Borrowers, the Majority Lenders and the Administrative Agent;

                  (b) Amendment Fee. The Administrative Agent shall have received payment of the Amendment Fee; and

                  (c) Secretary's Certificate. The Secretary of each of the Borrowers shall have executed the Certificate of Resolution attached to this Amendment.

         7.       Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Waiver and Amendment, shall survive the execution and delivery of this Waiver and Amendment.

                  (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Waiver and Amendment.

                  (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm its agreements and covenants contained therein. The Borrowers hereby confirm that, after giving effect to this Waiver and Amendment, no Event of Default or Default exists as of such date.

                  (d) Reaffirmation of Obligations. The Borrowers hereby reaffirm, ratify and confirm their Obligations under the Loan Agreement, acknowledge that they have no offset rights or defenses to the payment of such Obligations, and acknowledge that all of the terms and provisions of the Loan Agreement and the other Loan Documents (except as amended hereby) remain in full force and effect.

                  (e) Severability. Any provision of this Waiver and Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (f) Counterparts. This Waiver and Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (g) Headings. The headings, captions and arrangements used in this Waiver and Amendment are for convenience only and shall not affect the interpretation of this Waiver and Amendment.

                  (h) Expenses of The Agents. Borrowers agree to pay on demand all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Waiver and Amendment and the other Loan Documents executed pursuant hereto, and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of legal counsel to the Administrative Agent.

                  (i) NO ORAL AGREEMENTS. THIS WAIVER AND AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  (j) GOVERNING LAW; JURY TRIAL WAIVER. THE VALIDITY OF THIS WAIVER AND AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES TO THIS WAIVER AND AMENDMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING

                           ARISING IN CONNECTION WITH THIS WAIVER AND AMENDMENT.

                  IN WITNESS WHEREOF, the parties have entered into this Waiver and Amendment by their respective duly authorized officers as of the date first above written.

                                    CELADON GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/ Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    CELADON TRUCKING SERVICES, INC.,
                                    a New Jersey corporation

                                    By: /s/ Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    TRUCKERSB2B, INC.,
                                    a Delaware corporation

                                    By: /s/ Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    CELADON CANADA, INC.,
                                    an Ontario corporation

                                    By: /s/ Michael Dunlap
                                        ----------------------------------
                                    Name: Michael Dunlap
                                    Title: Treasurer

                                    FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Administrative Agent and a Lender

                                    By: /s/ Leslie Reuter
                                        ----------------------------------
                                        Leslie Reuter
                                        Senior Vice President

                                    FIFTH THIRD BANK,
                                    as a Lender

                                    By: /s/David W. O'Neal
                                        ----------------------------------
                                    Name:  David W. O'Neal
                                    Title: Vice President

                                    KEYBANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ Michael M. Maher
                                        ----------------------------------
                                    Name:  Michael M. Maher
                                    Title: Senior Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ William H. Lutes
                                        ----------------------------------
                                    Name:  William H. Lutes
                                    Title: First Vice President

                            CERTIFICATE OF RESOLUTION

         I, Paul Will, hereby certify that:

                                    I am the duly qualified and acting Secretary
of each of Celadon Group, Inc., a Delaware corporation, Celadon Trucking Services, Inc., a New Jersey corporation, TruckersB2B, Inc., a Delaware corporation, and Celadon Canada, Inc., an Ontario corporation (collectively, the "Borrowers").

                                    The following is a true copy of identical
resolutions duly adopted by the respective boards of directors of each of the Borrowers by either a special meeting or by unanimous written consent in lieu of a meeting:

                                    "RESOLVED that the terms of the Waiver and
                  Second Amendment to Loan and Security Agreement among this corporation and the other Borrowers party thereto, the financial institutions which are signatories thereto and Fleet Capital Corporation, as Administrative Agent (the 'Agent'), are hereby approved and ratified; and

                                    FURTHER RESOLVED, that any one officer of
                  this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to the Agent any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

                                    These resolutions are in conformity with the
respective articles or certificate of incorporation and bylaws of the Borrowers, have never been modified or repealed, and are now in full force and effect.

                                    IN WITNESS WHEREOF, I have set my hand and
the seal of the corporation as of April 30, 2003.

                                    /s/Paul Will
                                    --------------------------------------
                                    Paul Will
                                    Secretary of Celadon Group, Inc.
                                    Celadon Trucking Services, Inc.,
                                    TruckersB2B, Inc., and
                                    Celadon Canada, Inc.